EXHIBIT 99.Q

TRANSPARENT VALUE TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Transparent Value Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Farhan Sharaff, Armen Arus and John McGuire, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John Masterson

Name:	John Masterson
Title:	Member of the Board of Trustees
Date:

TRANSPARENT VALUE TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Transparent Value Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Farhan Sharaff, Armen Arus and John McGuire, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Robert J. Casale

Name:	Robert J. Casale
Title:	Member of the Board of Trustees
Date:

TRANSPARENT VALUE TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Transparent Value Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Farhan Sharaff, Armen Arus and John McGuire, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Dennis A. Cullen

Name:	Dennis A. Cullen
Title:	Member of the Board of Trustees
Date:

TRANSPARENT VALUE TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of Transparent Value Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Armen Arus and John McGuire, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Farhan Sharaff

Name:	Farhan Sharaff
Title:	Member of the Board of Trustees
Date: